Exhibit 99.1


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                       ENDURANCE SPECIALITY HOLDINGS LTD.
                         CSFB 2004 Insurance Conference
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                                   March 2004

Forward Looking Statements


Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.


2                                                               [LOGO] Endurance

                                    Overview
                        -------------------------------
                              Kenneth J. LeStrange


3                                                               [LOGO] Endurance

What We Have Achieved

      > Established one of the leading insurance/reinsurance markets in the industry in two years

            o     Bermuda-based insurance products

            o     Property catastrophe reinsurance

            o     U.S. working layer reinsurance

      >     Management team with strong execution skills

            o     Understands the key drivers of financial performance

            o     Demonstrated ability to build profitable lines of business

            o     Strong transaction and capital management experience

      > Company generated 17% growth in book value in 2003 and is positioned to generate 15%+ growth in book value throughout the P&C cycle


4                                                               [LOGO] Endurance

      >     Exceeded all financial objectives

            o     $1.6 billion in gross premiums

            o     $3.5 billion in assets

            o     $1.6 billion in shareholders' equity

            o     $263 million in net income

            o     2003 earnings beat estimates by 54%

      >     Developed strong, technical, underwriting based culture

      >     Built strong systems, controls, and infrastructure

      >     Successfully executed two acquisitions

      >     One of handful of companies to be upgraded by A.M. Best in 2003


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                 Proven track record of significant shareholder
                                 value creation


5                                                               [LOGO] Endurance

Our Value Creation Levers

      > Specialist underwriting driven culture built around deep infrastructure, intellectual capital and technical skills

            o     "Stock Picking versus Index Tracking"

      > Portfolio approach achieves capital efficiency and lower volatility of results

      >     Scaleable systems

      >     Proactively allocate capital by line of business to maximize return


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                          Focus on profit, not revenue


6                                                               [LOGO] Endurance

                             Underwriting & Strategy
                        -------------------------------
                              Kenneth J. LeStrange


7                                                               [LOGO] Endurance

Underwriting Philosophy

      >     Strategy

            o Identify business segments with sufficient opportunities to apply expertise

            o Only underwrite those risks that are susceptible to underwriting and actuarial analysis

            o Reallocate capital as different businesses become relatively less attractive

      >     Culture

            o Understand the risk correlations within each segment and across portfolio to determine required margins

            o     Identify risks within each segment that meet return thresholds

            o Apply technical resources at the front end to evaluate and select business

      >     Control

            o     Focus on target returns, not premiums

            o     Monitor underwriting decisions on a live basis

            o     Monitor emergence of results to corroborate assumptions


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                   Philosophy that is disciplined, consistent
                       and embraced by underwriting teams


8                                                               [LOGO] Endurance

The Platforms and Business Lines


------------------------------------------------------------------------------------------------------------------------------
    Endurance Specialty                            Endurance Reinsurance                         Endurance Worldwide
       Insurance Ltd.                             Corporation of America                          Insurance Limited
         (Bermuda)                                        (U.S.)                                       (U.K.)
------------------------------------------------------------------------------------------------------------------------------
Severity Driven Risks                         Frequency Driven Risks                    Non-U.S. Risks

o  Property-Cat & Per Risk Treaty             o  Property Reinsurance                   o  Non-North American Property Treaty

o  Severity Driven Casualty Treaty            o  Casualty Reinsurance                   o  European Direct Property
                                              --------------------------------          -------------------------------------
o  Excess Casualty                            o  Underwriters: 25                       o  Underwriters: 16

o  Professional Liability / E&O               o  Actuaries and Cat modelers: 8          o  Actuaries and Cat modelers: 3

o  Healthcare                                 o  Total Staff: 90                        o  Total Staff: 36

o  Aviation

o  North American Direct Property

---------------------------------
o  Underwriters: 62

o  Actuaries and Cat modelers: 17

o  Total Staff: 119

  [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL]

  Risk Exposure: 2003 GPW = $1,602M        Lines of Business: 2003 GPW = $1,602M

  Property           50%                   Reinsurance        75%
  Casualty           40%                   Insurance          25%
  Other Specialty    10%


9                                                               [LOGO] Endurance

Underwriting - Summary Results

---------------------------------------------------------------------------------------------------------------------------------
($ in thousands)                           Property                   Property                   Casualty    Aerospace
                                           Per Risk      Property    Individual    Casualty     Individual   and Other
                                            Treaty      Catastrophe     Risk        Treaty         Risk      Specialty       Total
---------------------------------------------------------------------------------------------------------------------------------
2003 Underwriting Results
-------------------------
Gross Written Premiums                      $469,290     $183,594     $85,863     $390,265     $214,392     $258,593     $1,601,997
Net Earned Premiums                          296,551      174,158      65,408      284,843      173,266      179,721      1,173,947

Unearned Prem. Reserves                      277,386       45,373      47,831      224,982      103,717      125,396        824,685

GAAP Combined Ratio                             93.9%        38.5%       58.6%        97.5%        89.1%        99.5%          84.7%
Stat. Combined Ratio                            91.2         37.7        56.7         95.7         87.8         98.2           83.5


2002 Underwriting Results
-------------------------
Gross Written Premiums                      $168,054     $178,120     $62,934     $203,566     $106,903     $ 79,183     $  798,760
Net Earned Premiums                           59,453      114,823      33,907       84,355       44,292       32,659        369,489

GAAP Combined Ratio                            102.1%        61.7%       60.8%       106.0%       100.8%        98.8%          86.2%
Stat. Combined Ratio                            92.3         59.5        56.3         98.6         92.1         90.3           80.8


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Price Monitoring

               Review of Expected Underwriting Ratios by Quarter
                                Direct - Property

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                              Underwriting Ratio
                                       -------------------------------
                                          U/W Ratio -     U/W Ratio -
                                        Price Monitor    Price Monitor
     Quarter of Inception                 [Actual]        [Smoothed]
----------------------------------------------------------------------
             Q1-02                           53%              45%
             Q2-02                           48%              48%
             Q3-02                           51%              51%
             Q4-02                           58%              54%
             Q1-03                           64%              58%
             Q2-03                           70%              61%
             Q3-03                           67%              64%
             Q4-03                           73%              67%
             Q1-04                           75%              70%

                Review of Expected Underwriting Ratios by Quarter
                            Direct - Excess Casualty

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                              Underwriting Ratio
                                       -------------------------------
                                          U/W Ratio -     U/W Ratio -
                                        Price Monitor    Price Monitor
     Quarter of Inception                 [Actual]        [Smoothed]
----------------------------------------------------------------------
             Q1-02                           79%              88%
             Q2-02                          100%              84%
             Q3-02                           75%              81%
             Q4-02                          103%              78%
             Q1-03                           47%              75%
             Q2-03                           77%              72%
             Q3-03                           59%              69%
             Q4-03                           86%              66%
             Q1-04                           41%              63%


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Risk Exposures


                        SEC Segment & Subs. Distribution
                            2003 Premiums = $1,602 mm

  [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

Property Per Risk                       30%
Property Cat                            11%
Casualty Treaty                         25%
Property Individual Risk                 5%
Casualty Individual Risk                13%
Aero & Other Specialty                  16%

Bermuda                                 48%
U.S.                                    48%
U.K.                                     4%


                           Major Lines & Distribution*
                            2003 Premiums = $1,602 mm

  [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHARTS IN THE PRINTED MATERIAL.]

Property Risk Per Treaty                30%
Property Cat                            11%
Casualty WC/Cat                          2%
D&O/E&O                                  5%
Personal Auto                            4%
Other Casualty                          13%
Property Individual Risk                 5%
Aerospace                                9%
XGL                                      5%
Prof. Lines                              2%
HPL                                      6%
Other                                    8%

Aon                                     29%
Marsh                                   27%
Willis                                  21%
Other                                   23%


* Broker distribution chart excludes $400 million of gross premiums acquired from HartRe.


12                                                              [LOGO] Endurance

Risk Review - Portfolio Expected Profit Curve

                     Endurance - Underwriting Income Curve
                 ----------------------------------------------
                       In-Force Portfolio at January 2004

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                                                                  Expected Result
                                                                                                      $312 M
                                                                                   U/W Ratio          Profit
U/W Ratio       U/W Ratio       U/W Ratio       U/W Ratio       U/W Ratio            95.6%
 138.9%          130.5%           120.0%          113.9%          105.9%
                                                                                    1-in-10
1-in-500         1-in-250         1-in-100      1-in-50          1-in-25              Year
 Year              Year             Year          Year             Year              $75 M
$692 M            $541 M           $364 M        $243 M          $103 M              Profit
 Loss              Loss             Loss          Loss            Loss

                Underwriting Income - Amounts in Millions of USD


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                                Financial Review
                            ------------------------
                                 James R. Kroner



14                                                              [LOGO] Endurance

Summary Financial Performance

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($ in thousands)
                                   Year Ended               Year Ended               %
Income Statement                December 31, 2002       December 31, 2003         Change
--------------------------------------------------------------------------------------------
Gross Written Premiums               $798,760              $1,601,997              101%
Net Earned Premiums                   369,489               1,173,947              218
Operating income                       93,024                 247,938              167

 Combined Ratio                          86.2%                   84.7%

 Operating ROAE                           7.8%                   17.3%


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Balance Sheet
--------------------------------------------------------------------------------------------
Total Investments and Cash         $1,663,249              $2,674,232               61%
Reserve for Losses & Loss Exp.        200,840                 833,158              315
Reserve for Unearned Premiums         403,305                 824,685              105
Total Shareholders' Equity          1,217,500               1,644,815               35

  Debt / Total Capitalization            13.6%                    5.9%


15                                                              [LOGO] Endurance

Increasing Operating Leverage

                   Annualized Quarterly Operating Leverage (a)
                  ---------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                        4Q 2002                 0.55x
                        1Q 2003                 0.56x
                        2Q 2003                 0.78x
                        3Q 2003                 0.86x
                        4Q 2003                 0.89x


                        Quarterly Investment Leverage (b)
                  ---------------------------------------------

   [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]


                        4Q 2002                 1.19x
                        1Q 2003                 1.27x
                        2Q 2003                 1.34x
                        3Q 2003                 1.46x
                        4Q 2003                 1.55x


(a) Operating leverage is calculated by dividing quarterly net premiums earned by quarterly average equity.

(b) Investment leverage is calculated by dividing quarterly average invested assets by quarterly average equity.


16                                                              [LOGO] Endurance

Achieving Our Targets

2004 ROE Component Build-Up                   Operating Assumptions
---------------------------           ------------------------------------------
    [BAR CHART OMITTED]

     15.5%      17.5%                 Mid to High Teens Returns

      5.5%       5.5%                 1.5:1.0 Investment Leverage at 3.70% yield

     10.0%      12.0%                 1.0:1.0 Operating Leverage
   --------   --------
     90.0%      88.0
   Combined   Combined
     Ratio      Ratio

Unlevered Return on Capital






17                                                              [LOGO] Endurance

Use of Capital Management

      >     Executed several value enhancing transactions in 1st two years

            o $100 million Zurich stock and warrant buyback at $17.50 per share

            o     $20 million share repurchase of TIAA-CREF at $27.06 per share

      >     Significant financial flexibility with $500 million credit facility

      >     Understand levers of capital optimization

            o     Currently holding AAA level RBC

            o     6% debt to capital versus 15% to 20% target

            o     All capital utilization measured against returning capital

      >     Return of capital analysis conducted with two to three year payback

            o Analysis favors dividends when stock trades above 1.3x to 1.4x book



18                                                              [LOGO] Endurance

Significant Acquisition Experience

      >     Strategy

            o Accelerated strategic development in property cat and US reinsurance

            o     High degree of selectivity. 250+ acquisition opportunities.

            o     Heavy upfront due diligence.

            o     No legacy issues

      >     Fully integrated within 30 days both people and systems

      >     Financially attractive

            o     LaSalle property cat portfolio, 24% accretive to 2002 EPS

            o     Hart Re portfolio acquisition, 12% accretive to 2003 EPS

      >     Minimal use of outside advisors


19                                                              [LOGO] Endurance

                                   Conclusion
                          -----------------------------
                              Kenneth J. LeStrange



20                                                              [LOGO] Endurance

Conclusion

      >     Exceeded all strategic and financial objectives

      >     Built strong, technical, underwriting based culture

      >     Created robust controls, systems, and infrastructure

      > Value enhancement through capital management and enhancing acquisitions

      > Committed to generating 15%+ growth in book value throughout the cycle

      > Demonstrated ability to create significant shareholder value with significant future upside


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